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                                                                   EXHIBIT 10.14

THIRD AMENDMENT OF LEASE

THIS THIRD AMENDMENT OF LEASE ("Amendment") is made and entered into effective as of August 1, 2005 by and between CSM INVESTORS, INC., a Minnesota corporation ("Landlord") and SYNOVIS LIFE TECHNOLOGIES, INC., a Minnesota corporation ("Tenant").

                                    RECITALS

A. Landlord and Tenant are parties to a Lease dated February 28, 1995, as amended by that certain First Amendment of Lease dated September 23, 2002 ("First Amendment"), and as amended by that certain Second Amendment of Lease dated January 1, 2004 ("Second Amendment") (collectively, the "Lease"), pursuant to which Tenant leases from Landlord the Premises, consisting of approximately 65,002 square feet within the WESTGATE BUSINESS CENTER PHASE IV located at 2575 UNIVERSITY AVENUE WEST, SUITE 180, ST. PAUL, MINNESOTA, as more particularly described in the Lease.

B. Tenant and Landlord agreed to expand the area of the Premises and extend the term of the Lease pursuant to the terms of the First Amendment and the Second Amendment.

C. The parties wish to amend certain terms and conditions of the Lease as more particularly set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is hereby amended as follows:

                                    AGREEMENT

1.   SECTION 1.6.  BASE RENT:

     A. ORIGINAL PREMISES: Pursuant to Section 9 of the First Amendment, commencing August 1, 2005, the market Base Rent for the original Premises (comprising 36,027 rentable square feet) is as follows:


          PERIOD                 MONTHLY BASE RENT          PER RENTABLE SQ. FT.
          ------                 -----------------          --------------------

          8/1/05-12/31/08           $29,853.23                      $9.94

          OPTION TERM:

          PERIOD                 MONTHLY BASE RENT          PER RENTABLE SQ. FT.
          ------                 -----------------          --------------------

          1/1/09-12/31/11           Market                          Market

     B. SECOND EXPANSION AREA: The Base Rent for the Second Expansion Area (comprising 28,975 rentable square feet) is as follows:

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          PERIOD                 MONTHLY BASE RENT          PER RENTABLE SQ. FT.
          ------                 -----------------          --------------------

          8/1/05-12/31/06           $26,507.30                     $10.978
          1/1/07-12/31/08           $27,651.81                     $11.452

          OPTION TERM:

          PERIOD                 MONTHLY BASE RENT          PER RENTABLE SQ. FT.
          ------                 -----------------          --------------------

          1/1/09-12/31/11           Market                         Market

2. BROKERAGE. Landlord and Tenant each represents and warrants to the other that there is no obligation to pay any brokerage fee, commission, finder's fee or other similar charge in connection with this Amendment. Each party covenants that it will defend, indemnify and hold harmless the other party from and against any loss or liability by reason of brokerage or similar services alleged to have been rendered to, at the instance of, or agreed upon by said indemnifying party. Notwithstanding anything herein to the contrary, Landlord and Tenant agree that there shall be no brokerage fee or commission due on expansions, options or renewals by Tenant.

3. MISCELLANEOUS. Except as otherwise provided herein, all capitalized terms used herein shall have the meaning ascribed to them in the Lease. Except as specifically modified herein, all of the covenants, conditions, and obligations under the Lease shall remain unchanged and in full force and effect. In the event of a conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall prevail. This Amendment shall be binding upon the parties hereto and their respective successors and assigns. This Amendment may be executed in one or more counterparts each of which when so executed and delivered shall constitute an original, but together said counterparts shall constitute one and the same instrument. Execution copies of this Amendment may be delivered by facsimile, and the parties hereto agree to accept and be bound by facsimile signatures hereto.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

LANDLORD:                                   TENANT:
--------                                    ------

CSM INVESTORS, INC.                          SYNOVIS LIFE TECHNOLOGIES, INC.

By:      /s/ David Carland              By:     /s/ Brett Reynolds
   --------------------------------         ------------------------------------
Print Name:       David Carland         Print Name:       Brett Reynolds
           ------------------------                 ----------------------------
Print Title:Sr. Vice President          Print Title:  VP Finance and CFO
                              -----                   --------------------------


244783 - LEASING/PROPERYMGMT - SYNOVIS THIRD AMENDMENT FOR WESTGATE IV - Leas




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